VIA EDGAR

Securities and Exchange Commission 100 F. Street N.E. Washington, D.C. 20549-0506

Re:	Separate Account VA Q

File No. 811-21461, CIK 0001162321

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA Q, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 8, 2007, AEGON/Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company